UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2006

CLEAR CHOICE FINANCIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-120428	33-1080880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3231 S. Country Club Way, Suite 102, Tempe, Arizona 85282
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (480) 820-9766

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As of October 19, 2006, Clear Choice Financial, Inc. (the “Company”) has sold 2,959,000 restricted shares of the Company’s common stock as part of a private placement offering to sell up to 6,000,000 shares of common stock to a limited number of accredited investors. The Company issued the restricted shares pursuant to a subscription agreement with each investor (“Subscription Agreement”). The restricted shares were sold at a price of $1.00 per share for aggregate proceeds of $2,959,000.

In addition, on October 18, 2006, the Company sold 2,000,000 restricted shares (together with the restricted shares above, the “Restricted Shares”) of the Company’s common stock to Pursuit Capital, Inc. (“Pursuit”) in connection with a subscription agreement between the Company and Pursuit, which contains the same material terms as those in the Subscription Agreement referred to above. Pursuit purchased the restricted shares at a price of $1.00 per share by conversion of the debt and accrued interest owed by the Company to Pursuit, in the amount of $2,000,000.

The Company and the investors (the “Investors”) under the Subscription Agreements made certain representations and warranties customary in private financings, including representations from the Investors that they are "accredited investors" as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

Under the terms of the Subscription Agreements, the Company shall use its best efforts to file a resale registration statement relating to the offer and sale of the Restricted Shares (the “Registration Statement”) on or before the 45th day following the date that the company files its Annual Report on form 10-KSB for its fiscal year ended June 30, 2006 and shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act within 90 days thereafter.

Item 3.02 Unregistered Sale of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Restricted Shares is incorporated by reference herein and made a part hereof.

The Restricted Shares were offered and sold without registration under the Securities Act, in reliance upon the exemption provided in Section 4(2) of the Securities Act and by Rule 506 of Regulation D promulgated thereunder. The transaction is exempt under Section 4(2) of the Securities Act insofar as: (1) each investor is an accredited investor as defined in Rule 501(a) of Regulation D; (2) no offers of sales under the offering were effected through any general solicitation or general advertising within the meaning of Rule 502(c); and (3) the transfer of the securities in the offering was restricted, as required by Rule 502(d). No underwriting discounts or commissions were payable with respect to the offering or sale of the securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2006	CLEAR CHOICE FINANCIAL, INC.

	By:	/s/ Chad Mooney
Chad Mooney
Chief Executive Officer